March 29, 2022 Progress Financial Results Q1 2022 Supplemental Data

2© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Safe Harbor This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; acquisitions; future revenue growth, operating margin and cost savings; strategic partnering and marketing initiatives; and other statements regarding the future operation, direction, prospects and success of Progress’s business. There are many factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation: • Economic, geopolitical and market conditions can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. • We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, or a decline in our renewal rates for contracts. • Our ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy, may not be successful. • If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our existing products and services in a timely manner to meet market demand, partners and customers may not purchase new software licenses or subscriptions or purchase or renew support contracts. • We depend upon our extensive partner channel, and we may not be successful in retaining or expanding our relationships with channel partners. • Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. • If the security measures for our software, services, other offerings or our internal information technology infrastructure are compromised or subject to a successful cyber-attack, or if our software offerings contain significant coding or configuration errors, we may experience reputational harm, legal claims and financial exposure. • We have made acquisitions, and may make acquisitions in the future, and those acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. • The continuing impact of the coronavirus disease (COVID-19) outbreak on our employees, customers, partners, and the global financial markets could adversely affect our business, results of operations and financial condition For further information regarding risks and uncertainties associated with our business, please refer to our filings with the Securities and Exchange Commission. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation, except for statements relating to Progress' projected results for the quarter ended May 31, 2022, and fiscal year ended November 30, 2022, which speak only as of March 29, 2022. Finally, in this presentation we will be referring to non-GAAP financial measures such as non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation between non-GAAP and the most directly comparable GAAP financial measures appears in our earnings press release for the fiscal quarter ended February 28, 2022 and is available in the Investor Relations section of our Web site.

3© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. What: Progress Q1 2022 Financial Results Conference Call When: Tuesday, March 29, 2022 Time: 5:00 p.m. ET Live Call: (800) 773-2954 (847) 413-3731 Conf ID: 50242106 Live / Recorded Webcast: https://edge.media-server.com/mmc/p/38n7sbqv Conference Call Details Please note: Webcast is listen-only.

4© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Strong Financial Results, Good Start to FY22 Summary Highlights Q1 2022 ▪ Kemp integration proceeding at or ahead of plan…no major speedbumps or surprises. ▪ Broad top-line strength and momentum continued from FY21. ▪ Strong demand and solid execution, including disciplined expense management, drove results above high end of guidance range. ▪ ARR growth (up 12% on an as reported basis and 3.5% on a pro-forma basis, both in constant currency) and consistently strong net retention rates of >100% reflect continued strong performance across the board.

© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Recurring Revenue Revenue ARR Operating Margins YoY Revenue Growth Free Cash Flow Progress is the leading provider of the best products to develop, deploy and manage high- impact cloud applications and systems Revenue: $613M EPS : $4.05 FCF: $188M Operating margin: 39.5% ----------- Q2E Revenue: $146.5M Q2E EPS: $0.95 # Guidance provided/updated March 29, 2022, non-GAAP; midpoint of guidance shown. $147.5М 12% $479М ~80% 40%$44.7M All results shown are for FQ1 ‘22, non-GAAP, as reported March 29, 2022 Results Overview & Guidance $0.97 Q1’22 Earnings Per Share Updated Guidance#: FY22E and Q1’22E

6© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. • Double revenue every 5 years • Make accretive acquisitions in our key markets • Invest in R&D to improve retention • Maximize operational synergies • Maintain best in class operating margins Total Growth Strategy Goals Pillars of our Total Growth Strategy Strengthen Profitable Core Business Disciplined M&A Strategy Continued Focus on Operational Excellence

M&A Approach

End Market Alignment

Infrastructure Software
Tighter alignment increases synergy potential

Sizing

5-yrs - Double Revenues
~10-20% of revenue annually can be financed and integrated efficiently

Business Model Characteristics

Durable top line
High mix of recurring revenue
Strong customer retention rates

Venture Backed, Founder Led and PE Sponsor-Owned Targets

Massive Market Opportunity

Experienced Corp Dev Team


ROIC > WACC
Business Case with attainable synergies – target +40% operating margins
Knowledge of end markets, GTM model and/or technology

Progress

© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

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8© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Q1 2022 Results Prior Q1 2022 Outlook (provided on January 18, 2022) GAAP Revenue $144.9M $136M - $139M Non-GAAP Revenue $147.5M $139M - $142M GAAP earnings per share (Diluted) $0.46 $0.32 - $0.34 Non-GAAP earnings per share (Diluted) $0.97 $0.83 - $0.85 GAAP Operating Margin 20% Not guided Non-GAAP Operating Margin 40% Not guided Adjusted Free Cash Flow $44.7 M Not guided Summary Q1 2022 Financial Results

9© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $379 $432 $456 $557 $613 2018 2019 2020 2021 2022 (F)* Revenue (non GAAP) Driving Total Growth FY’22* revenue growth of 10% Revenue CAGR of 13% 2018 – 2022(F)* Represents the mid-point of our updated FY’22 guidance range, does not include future acquisitions.

10© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Annualized Recurring Revenue Trend (“pro-forma”) Kemp ARR ~$40M ARR growth = 3.5% year-over-year + Net Retention Rate between 98%-101% = Predictable and durable top line performance All periods reported in constant currency, using current year budgeted exchange rates $464 $463 $469 $477 $480 $479 98.2% 100.0% 99.8% 101.0% 100.2% 100.2% Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 ARR Net Retention % TTM

Annualized Recurring Revenue (amounts reported in constant currency)

"As Reported"

Kemp adds ~$40M of ARR

ARR growth = 12.4% year-over-year

Net Retention Rate has ranged between 100%-102%



99.9%
100.2%
$426
$479
Q1 '21
Q1 '22
ARR
Kemp
Net Retention % TTM

"Pro Forma"

Kemp ARR included in both periods presented

ARR growth = 3.5% year-over-year

Net Retention Rate has ranged between 100%-101%



100.0%
100.2%
$463
$479
Q1 '21
Q1 '22
ARR
Net Retention % TTM

Note: ARR is a Non-GAAP operating metric and does not have a standardized definition. It is therefore unlikely to be comparable to similarly titled measures presented by other companies. ARR should be viewed independently of revenue and deferred revenue and is not intended to be combined with or to replace either of those items. ARR is not a forecast and the active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers.

Progress

© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

All periods reported in constant currency, using current year budgeted exchange rates

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12© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. ARR Exchange Rate Comparison (“pro-forma”) ARR is presented in constant currency, using our current year budgeted exchange rates “ARR at FY21 Rates” represents results reported translated using our FY21 budgeted exchange rates “ARR at FY22 Rates” represents those same results translated using our FY22 budgeted exchange rates $463 $469 $477 $480 $469 $476 $484 $486 Q1 '21 Q2 '21 Q3 '21 Q4 '21 ARR at FY22 Rates ARR at FY21 Rates

13© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. $134 $162 $183 $229 $242 2018 2019 2020 2021 2022(F)* Operating Income (non GAAP) Growing Profitability * Represents the mid-point of our FY’22 guidance range updated March 29, 2022 Consistent growth in operating income FY’18 – FY’22(F)* Best-in-class operating margins consistently above 35%

14© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Continue to prioritize accretive M&A opportunities that meet our disciplined criteria Capital Allocation Strategy Primary focus Continue returning capital to shareholders in the form of dividends only to the extent that doing so does not constrain our M&A capabilities Repurchase shares to offset dilution from our equity programs only to the extent that doing so does not constrain our M&A capabilities • Existing authorization $250M; $130M remaining • Flexibility to increase, reduce or suspend repurchases, depending on market conditions and size and timing of M&A

15© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Q2 2022 Current Outlook FY 2022 Prior Outlook (Provided on January 18, 2022) FY 2022 Current Outlook Non-GAAP Revenue $145M – $148M $605 – $615M $609M – $617M Non-GAAP EPS $0.94 – $0.96 $3.95 - $4.05 $4.01 – $4.09 Non-GAAP Operating Margin Not guided 39% 39% - 40% Non-GAAP Adjusted Free Cash Flow Not guided $185M - $190M $185M – $190M Non-GAAP Effective Tax Rate Not guided 20%- 21% 20% - 21% Business Outlook (as of March 29, 2022)

Supplemental Financial Information * * The following supplemental financial information is presented on a GAAP basis. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP numbers can be found in the financial results press release that we issued today.

17© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Supplemental Revenue Information (Unaudited) (in thousands) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Revenue by Type License 33,317 30,107 51,930 41,236 42,750 Maintenance 76,977 80,069 82,875 85,942 89,963 Services 10,986 12,312 12,612 12,950 12,209 Total Revenue 121,280$ 122,488$ 147,417$ 140,128$ 144,922$ Revenue by Region North America 71,505 71,094 93,880 81,335 78,093 EMEA 40,240 41,321 40,999 46,775 53,702 Latin America 3,493 3,753 5,298 4,492 3,883 Asia Pacific 6,042 6,320 7,240 7,526 9,244 Total Revenue 121,280$ 122,488$ 147,417$ 140,128$ 144,922$ QTD GAAP Basis

18© 2022 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved. Other NON-GAAP Financial Measures (Unaudited) YTD YTD YTD GAAP Non-GAAP Non-GAAP (in thousands) Q1 2022 Adjustment Q1 2022 Revenue by Type License 42,750 132 42,882 Maintenance 89,963 2,433 92,396 Services 12,209 18 12,227 Total Revenue 144,922$ 2,583$ 147,505$ Revenue by Region North America 78,093 1,769 79,862 EMEA 53,702 602 54,304 Latin America 3,883 7 3,890 Asia Pacific 9,244 205 9,449 Total Revenue 144,922$ 2,583$ 147,505$